[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.4(c)

AMENDMENT NO. 2 TO MASTER SERVICES AGREEMENT

This Amendment No. 2 to Master Services Agreement (this “Amendment”) is effective as of February 14th, 2023 (the “Amendment Effective Date”) and is entered into between Company and Supplier identified below.

Name:	Evernorth Health, Inc (“Company”)	Name:	Omada Health, Inc. (“Supplier”)

Address:	1 Express Way Saint Louis, MO. 63121	Address:	500 Sansome Street Suite 200 San Francisco, CA 94111

WHEREAS, Company and Supplier entered into the Agreement No. [***], dated January 20, 2020, under the Master Services Agreement between Company and Supplier, Agreement No. [***] dated January 1, 2020, (as previously amended on July 22, 2021), the “Agreement”);

WHEREAS, Company and Supplier wish to amend the Agreement to reflect certain changes to the obligations under the Agreement relating to Service Levels and Service Level Agreements;

NOW THEREFORE, in consideration of the foregoing premises and the agreements set forth below, and intending to be legally bound, the parties hereby agree as follows:

1.  Interpretation. Capitalized terms used in this Amendment but not defined herein shall have the respective meanings set forth in the Agreement.

2.  Amendments.

2.1  Section 1.6 “Service Levels” to the Agreement is hereby deleted in its entirety and replaced with:

Service Levels. Terms for Service Levels and Performance Guarantees, if any, are set forth for the Expansion Services, the ESI Services, and the Services described in any other Statement of Work that indicates that Exhibit A shall apply in the applicable Statement of Work, Section 2 of Exhibit A (Performance Guarantees), Exhibit 2A (Information Protection Service Levels), Exhibit 3A (IT Operational Requirements) and Exhibit 4 (Service Level Agreements) of this Agreement.

2.2  Exhibit 4 “Service Level Agreements” attached herein is hereby added to this Agreement

3. Incorporation and Ratification of Agreement. Except as set forth below and in Section 2 above, the Agreement shall remain unchanged.

This Amendment is governed by the terms and conditions of the Agreement, which is hereby incorporated by reference and affirmed by the parties and shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Amendment Effective Date by their respective duly authorized representatives.

Amendment

CIGNA PROPRIETARY AND CONFIDENTIAL

Form Updated 9-2016

EVERNORTH HEALTH, INC.	OMADA HEALTH, INC.
Signature: /s/ Shelly Burke	Signature: /s/ Sean Duffy
Print Name: Shelly Burke	Print Name: Sean Duffy
Title: Third Party Management, Director	Title: CEO

Date: 2/22/2023 | 11:52 AM EST	Date: 2/22/2023 | 11:12 AM EST

Amendment

CIGNA PROPRIETARY AND CONFIDENTIAL

Form Updated 9-2016

Agreement No.: [***]

Amendment No.: 2

EXHIBIT 4

SERVICE LEVEL AGREEMENTS

[***]

Amendment Attachments

CIGNA PROPRIETARY AND CONFIDENTIAL

Form Updated 9-2016